Exhibit 3.1.1

                          CERTIFICATE OF INCORPORATION
                                       OF
                                    LIPC, INC
                UNDER SECTION 402 OF THE BUSINESS CORPORATION LAW

      The  undersigned,  for the  purpose of forming a  corporation  pursuant to
Section 402 of the Business Corporation Law of the State of New York, do hereby certify:

            1. The name of the corporation is LIPC, Inc.

            2. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law of the State of New York. The corporation is not formed to engage in any act or activity requiring the approval of any state official, department, board, agency or other body without such consent or approval first being obtained. The corporation may purchase, acquire, hold and dispose of the stocks, shares, bonds and other evidences of indebtedness of any corporation, domestic or foreign, and issue in exchange therefor its shares, bonds or other obligations.

            3. The office of the corporation is to be located in the Town of Roslyn, County of Nassau, State of New York.

            4. The aggregate number of shares which this corporation shall have authority to issue is One Thousand (1000) shares of one class only, which shares are without par value.

            5. The Secretary of State of the State of New York is hereby designated the agent of this corporation upon whom process against this corporation may be served. The post office address to which the Secretary of State shall mail a copy of any process against this corporation served upon him as agent of this corporation is: LIPC, Inc., 1800 Northern Blvd., Roslyn, New York 11576.

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      IN WITNESS WHEREOF, the undersigned has executed.  signed and acknowledged this Certificate of Incorporation this 6th day of October, 1994.


                                                   WHITEMAN OSTERMAN & HANNA


                                                   By:  /s/  James Lytle
                                                        ------------------------
                                                        James W. Lytle, Esq.
                                                        One Commerce Plaza
                                                        Albany, New York 12260
                                                        (518) 87-7600

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                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   LIPC, INC.

                Under Section 805 of the Business Corporation Law

      The undersigned, being the Sole Incorporator of LIPC, Inc., a New York corporation (the "Corporation"), for the purpose of amending the Corporation's Certificate of Incorporation pursuant to Section 805 of the Business Corporation Law of the State of New York, does hereby certify:

            1. The name of the Corporation is LIPC, Inc.

            2. The Certificate of Incorporation of the Corporation was filed by the Secretary of State of the State of New York on October 11, 1994 state of the State of New York on October 11, 1994.

            3. The Certificate of Incorporation of the Corporation is hereby amended to change the corporate name of the Corporation from "LIPC, Inc." to "Long Island Physician Holdings Corporation." The foregoing amendment to the Corporation's Certificate of Incorporation shall be effected by deleting paragraph 1 of the Certificate of Incorporation of-the Corporation in its entirety and substituting the following in lieu thereof:


            "1. The name of the corporation is Long Island Physician Holdings Corporation."

            4. The Certificate of Incorporation of the Corporation is hereby amended to provide for an increase in the aggregate number of shares of common stock the Corporation is authorized to issue from One Thousand (1,000) shares of common stock without par value, none of which are issued and outstanding as of the date hereof, to Twelve Million Five Hundred Thousand (12,500,000) shares of common stock, par value $.001 per share. The foregoing amendment to the Corporation's authorized capital shall be effected by (i) changing 500 shares of the Corporation's 1000 authorized and unissued shares of common stock, without par value, to 2,500,000 shares of Class A Common Stock, par value $ 001 per share, in a 5000-for-1stock split and (ii) changing 500 shares of the Corporation's 1000 authorized and unissued shares of common stock, without par value, to 10,000,000 shares of Class B Common Stock, par value $.0G1 per share, in a 20,000-for-l stock -split. The Corporation's Certificate of Incorporation is hereby amended to reflect the foregoing stock splits by deleting paragraph 4 of the Certificate of Incorporation of the Corporation in its entirety and substituting the following in lieu thereof:

            "4. The aggregate number of .shares which this Corporation shall have authority to issue is Twelve Million Five `Hundred Thousand (12,500,000) shares consisting of:

                        (i) 2,500,000 shares of Class A Common Stock, par value $ .001 per share (the "Class A Common Stock"), all of which shares shall have full voting rights; and

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                        (ii) 10,000,000 shares of Class B Common Stock, par
                        value $.001 per share (the "Class B Common Stock"), none of which shares shall have any voting rights.

                        In all other respects except voting, the shares of Class
            A Common Stock and Class B Common Stock shall be identical."

            5. The foregoing amendment to the Certificate of Incorporation of the Corporation was authorized by written consent of the Sole Incorporator of the Corporation. The Corporation does not have any shareholders of record or any subscribers for whose subscriptions have been accepted and no directors.

      IN WITNESS WHEREOF, the undersigned has executed signed and acknowledged this certificate of amendment this 16th day of December, 1994 .


                                                 /s/ James Lytle
                                                 -------------------------------
                                                 JAMES W. LYTLE, ESQ.
                                                 Whiteman Osterman & Hanna
                                                 One Commerce Plaza
                                                 Albany, New York 12260

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION

                Under Section 805 of the Business Corporation Law

      The undersigned, being the President and Secretary, respectively, of Long Island Physician Holdings Corporation, a New York corporation (the "Corporation"), for the purpose of amending the Corporation's Certificate of Incorporation pursuant to Section 805 of the Business Corporation Law of the State of New York does hereby certify:

            1. The name of the Corporation is Long Island Physician Holdings Corporation. The name under which the Corporation was originally formed was LIPC, Inc.

            2. The Certificate of Incorporation of the Corporation was filed by the Secretary of State of the State of the State of New York on October 11, 1994.

            3. The Certificate of Incorporation of the Corporation is hereby amended to provide for a decrease in the aggregate number of shares of common stock the Corporation is authorized to issue from Twelve Million Five Hundred Thousand (12,500,000) shares of common stock, par value $.001 per share, none of which are issued and outstanding as of the date hereof, to Thirty Five Thousand (35,000) shares of common stock, par value $.001 per share. The foregoing amendment to the Corporation's authorized capital shall be effected by (i) changing 2,500,000 of the Corporation's authorized and unissued shares of Class A Common Stock, par value $.001 per share, to 10,000 shares of Class A Common Stock, par value $.001, in a 1-for-250 reverse stock split and (ii) changing 10,000,000 shares of the Corporation's authorized and unissued shares of Class B Common Stock, par value $.001 per share, to 25,000 shares of Class B Common Stock, par value $.001 per share, in a 1-for-400 reverse stock split. The Corporation's Certificate of Incorporation is hereby amended to reflect the foregoing reverse stock splits by deleting paragraph 4 of the Certificate of Incorporation of the Corporation in its entirety and substituting the following in lieu thereof:

            "4. The aggregate number of shares which this Corporation shall have authority to issue is Thirty-Five Thousand (35,000) shares consisting of:

            (i) 10,000 shares of Class A Common Stock, par value $.001 per share (the `Class A Common Stock"), all of which shares shall have full voting rights; and

            (ii) 25,000 shares of Class B Common Stock, par value $.001 per share (the "Class B Common Stock"), none of which shares shall have any voting rights.

            In all other respects except voting, the shares of Class A Common Stock and Class B Common Stock shall be identical."

            4. The foregoing amendment to the Certificate of Incorporation of the Corporation was authorized by an affirmative vote of the Board of Directors of the Corporation. The Corporation does not have any shareholders of record or any subscribers for shares whose subscriptions have been accepted.

      IN WITNESS WHEREOF, the undersigned have executed, signed and acknowledged this certificate of amendment this 31st day of July, 1995, and affirm that the contents are true under penalties of perjury.

                                               LONG ISLAND PHYSICIAN
                                               HOLDINGS CORPORATION


                                               By:  /s/  David Weissberg
                                                   ----------------------------
                                                         David Weissberg, M.D.
                                                         President


                                               By: /s/   Bala Hari Pillai
                                                   ----------------------------
                                                         Bala Hari Pillai, M.D.
                                                         Secretary

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                   LONG ISLAND PHYSICIAN HOLDINGS CORPORATION

                Under Section 805 of the Business Corporation Law

      The undersigned, being the President and Secretary, respectively of Long Island Physician Holdings Corporation, a New York corporation (the "Corporation"), for the purpose of amending the Company's Certificate of Incorporation pursuant to Section 805 of the Business Corporation Law of the State of New York, does hereby certify:

            1. The name of the Corporation is Long Island Physician Holdings Corporation. The corporation was originally incorporated as LIPC, Inc.

            2. The Certificate of Incorporation of the Corporation was filed by the Secretary of State of the State of New York on October 11, 1994. The Certificate of Incorporation was amended pursuant to a Certificate of Amendment filed on December 19, 1994 and a Certificate of Amendment filed on August 8, 1995.

            3. The Certificate of Incorporation of the Corporation, as amended, is hereby amended to provide for an increase in the aggregate number of shares of common stock the Company is authorized to issue and to authorize a new class of common stock. The Corporation is authorized to issue Ten Thousand (10,000) shares of Class A Common Stock, par value $.001 per share, all of which shares of Class A Common Stock have full voting rights and Twenty Five (25,000) shares of Class B Common Stock, par value $.001 per share, non of which shares of Class B Common Stock have any voting rights. This amendment to the Corporation's authorized capital shall be effected by amending the Corporation's authorized capital stock so that as amended, such authorized capital stock shall consist of Fifteen Million (15,000,000) shares of Common Stock, par value $.001 per share, Two Million Five Hundred Thousand (2,500,000) of which shares are designated Class A Common Stock with full voting rights, Ten Million (10,000,000) of which shares are designated Class B Common Stock with no voting rights, and Two Million Five Hundred Thousand (2,500,000) of which shares are designated Class C Common Stock, par value $.001 per share, with voting rights except that holders of the Class C Common Stock may not vote in the election of the Corporation's Board of Directors.

            The Corporation's Certificate of Incorporation is hereby amended to reflect the foregoing by deleting paragraph 4 of the Certificate of Incorporation of the Corporation in it entirety and substituting the following in lieu thereof:

      "4. The aggregate number of shares which the Corporation shall have authority to issue is Fifteen Million (15,000,000) shares consisting of:

            (i) 2,500,000 shares of Class A Common Stock, par value $.001 per share (the "Class A Common Stock"), all of which shares shall have full voting rights; and (

            ii) 10,000,000 shares of Class B Common Stock, par value $.001 per share (the "Class B Common Stock") none of which shares shall have any voting rights; and


            (iii) 2,500,000 shares of Class C Common Stock, par value $.001 per share (the "Class C Common Stock"), all of which shares shall have voting rights except the right to vote for the election of the Corporation's Board of Directors.

            In all other respects except voting, the shares of Class A Common Stock, Class B. Common Stock and Class C Common Stock shall be identical."

            4. The foregoing amendment to the Certificate of Incorporation of the Corporation was authorized by the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Class A Common Stock and a majority of the issued and outstanding shares of the Class B Common Stock, present in person or represented by proxy at the Annual Meeting of the Company's Shareholders.

            5. The Certificate of Incorporation of the Corporation, as amended, is hereby amended to eliminate preemptive rights currently available to the Corporation's shareholders. The Corporation's Certificate of Incorporation is hereby amended to reflect the foregoing by adding a new paragraph 6 to the Certificate of Incorporation as follows:

                        "6. No holder of any claims of common stock of the Corporation shall be entitled to any preemptive rights to purchase any capital stock of the Corporation or to acquire any option, warrant, right or other instrument (including debt instruments) entitling the holder thereof to acquire any capital stock of the Corporation upon the exercise, conversion or exchange thereof or otherwise."

            6. The foregoing amendment to the Certificate of Incorporation of the Corporation was authorized by the Board of Directors of the Corporation followed by the affirmative vote of the holders of a majority of the issued and outstanding shares of the Class A Common Stock and a majority of the issued and outstanding shares of the Class B Common Stick, present in person or represented by proxy at the Annual Meeting of the Corporation's Shareholders.

            IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury, this 30st day of December, 1997.

                                    /s/  David J. Weissberg
                                    -------------------------------
                                    Name:  David J. Weissberg, M.D.
                                    Title: President

            IN WITNESS WHEREOF, I hereunto sign my name and affirm that the statements made herein are true under the penalties of perjury, this 31st day of December, 1997.

                                    /s/  Paul Kolker
                                    -------------------------------
                                    Name:  Paul Kolker, M.D.
                                    Title: Secretary